FINANCING INCOME (EXPENSES), NET (Tables)	12 Months Ended
Dec. 31, 2022
Financing Income Expenses Net
SCHEDULE OF FINANCING EXPENSES NET

	Year ended December 31
	2022	2021

Interest and amortization expenses	33,741	(8,339)
Currency exchange differences	14,857	(9,667)
Changes in fair value of convertible loans	-	(107,518)
Bank charges and other finance expenses, net	(8,797)	(36,213)
	39,801	(161,737)